LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                               TSFG CAPITAL A, LLC

            This Limited Liability Company Agreement (this "Agreement") of TSFG Capital A, LLC, dated and effective as of November 1, 2004, is entered into by The South Financial Group, Inc. as the sole member (the "Member").

            The Member, by execution of this Agreement, hereby forms a limited liability company pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del.C. ss.18-101, et seq.), as amended from time to time (the "Act"), and hereby agrees as follows:

            1. NAME. The name of the limited liability company formed hereby is TSFG Capital A, LLC (the "Company").

            2. CERTIFICATES. William P. Crawford, Jr. is hereby designated an "authorized person" within the meaning of the Act, and has executed, delivered and filed the Certificate of Formation of the Company with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, his powers as an "authorized person" ceased, and the Member thereupon became the designated "authorized person" and shall continue as the designated "authorized person" within the meaning of the Act. The Member is hereby authorized to execute, deliver and file any certificates (and any amendments and/or restatements thereof) (i) permitted or required to be filed in the office of the Secretary of State of the State of Delaware, or (ii) necessary for the Company to qualify to do business in any jurisdiction in which the Company may wish to conduct business.

            3. PURPOSES.

            (a) The Company is formed for the purposes of (i) issuing its common securities to the Member, (ii) issuing an unlimited amount of debt securities,
(iii) investing the proceeds of any issued debt securities in preferred stock or common stock of the Member, (iv) acting as depositor or sponsor of one or more Delaware statutory trusts if determined by the Member, and (v) engaging in only those activities necessary or incidental to the purposes listed in clauses (i),
(ii), (iii) and (iv), as determined by the Member, including, without limitation, entering into, delivering and performing one or more indentures, trust agreements, purchase contracts, unit agreements or other agreements or documents (including any supplements or amendments thereto), delivering closing certificates or any other certificates or documents contemplated by such indentures, agreements or other documents (including any supplements or amendments thereto), and paying any guarantee fees.

            (b) The Member shall fully and unconditionally guarantee all debt securities issued by the Company on a junior subordinated basis, as more fully described in any indenture related to such debt securities.

            (c) The Company's debt securities shall be convertible or exchangeable only into preferred stock, common stock or junior subordinated debt securities of the Member. The Member shall issue such preferred stock, common stock and/or junior subordinated debt securities as and when necessary to effect such a conversion or exchange under any indenture or other arrangement into which the Company may enter.

            (d) The Company shall invest in securities of or loan to the Member or one or more companies controlled by the Member at least 85% of any cash or cash equivalents received by the Company through the offering of its debt securities within six months of receipt of such cash or cash equivalents.

            4. PRINCIPAL BUSINESS OFFICE. The principal business office of the Company shall be located at such location as may hereafter be determined by the Member.

            5. REGISTERED OFFICE. The address of the registered office of the Company in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

            6. REGISTERED AGENT. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware are The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

            7. MEMBERS. The name and the mailing address of the Member are as follows:

            Name                                         Address
            The South Financial Group, Inc.              102 South Main Street
                                                         Greenville, SC 29601

            8. LIMITED LIABILITY. Except as otherwise required by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and the Member shall not be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a member of the Company.

            9. CAPITAL CONTRIBUTIONS. The Member is admitted as a member of the Company upon its execution and delivery of this Agreement. The Member has contributed $10.00, in cash, and no other property, to the Company. In exchange for such capital contribution, the Member is hereby issued 100% of the limited liability company interests in the Company.

            10. ADDITIONAL CONTRIBUTIONS. The Member is not required to make any additional capital contribution to the Company. However, the Member may at any time make additional capital contributions to the Company.

            11. ALLOCATION OF PROFITS AND LOSSES. The Company's profits and losses shall be allocated solely to the Member.

            12. DISTRIBUTIONS. Distributions shall be made to the Member at the times and in the aggregate amounts determined by the Member. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to the Member on account of its interest in the Company if such distribution would violate Section 18-607 or Section 18-804 of the Act or other applicable law.

            13. MANAGEMENT.
                    (a) In accordance with Section 18-402 of the Act, management of the Company shall be vested in the Member. The Member shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise, possessed by members of a limited liability company under the laws of the State of Delaware. Notwithstanding any other provisions of this Agreement, the Member has the authority to bind the Company and is authorized to execute, deliver and perform any document on behalf of the Company without any vote or consent of any other person or entity.

                    (b) Notwithstanding any other provision of this Agreement, the Act or other applicable law, rule or regulation, the Company, and the Member or any Officer on behalf of the Company, is hereby authorized to:

                           (i) prepare, execute and file with the Securities and
                    Exchange Commission one or more registration statements on Form S-3 or such other appropriate form (including any registration statements filed under Rule 462(b) promulgated under the Securities Act of 1933, as amended), including any pre-effective or post-effective amendments thereto (including a preliminary and/or final prospectus, prospectus supplements and exhibits contained therein), relating to the registration and/or issuance of any or all of the Company's debt securities;

                           (ii) prepare, execute and file with the Securities
                    and Exchange Commission one or more registration statements on such appropriate form as such Member or Officer determines, including any pre-effective or post-effective amendments thereto, relating to the registration of any or all of the Company's debt securities under the Securities Exchange Act of 1934, as amended;

                           (iii) prepare, execute and file with any securities
                    exchange or automated quotation system one or more listing applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause any or all of the Company's debt securities to be listed on any such securities exchange or quoted on such automated quotation system;

                           (iv) prepare, execute and file applications,
                    statements, certificates, agreements and other instruments that shall be necessary or desirable to register any or all of the Company's debt securities with the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market;

                           (v) prepare, execute and file on behalf of the
                    Company such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register any or all of the Company's debt securities under the securities or blue sky laws of such jurisdictions as such Member or Officer, on behalf of the Company, may deem necessary or desirable;

                           (vi) prepare, execute and deliver letters or
                    documents to, or instruments for filing with, a depository relating to any or all of the Company's debt securities;

                           (vii) execute, deliver and perform one or more
                    underwriting, placement, agency, contribution or sale and purchase or similar agreements relating to any or all of the Company's debt securities;

                           (viii) execute any certificates representing debt
                    securities issued by the Company; and

                           (ix) execute, deliver and perform other agreements,
                    documents or certificates in furtherance of the purposes of the Company described in Section 3.

            14. OFFICERS. The Member may, from time to time as it deems advisable, select natural persons who are employees or agents of the Member and designate them as officers of the Company (the "Officers") and assign titles (including, without limitation, President, Vice President, Secretary, and Treasurer) to any such person. Unless the Member decides otherwise, if the title is one commonly used for officers of a business corporation formed under the Delaware General Corporation Law, the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. Any delegation pursuant to this Section 14 may be revoked at any time by the Member. An Officer may be removed with or without cause by the Member.

            15. OTHER BUSINESS. The Member may engage in or possess an interest in other business ventures of every kind and description, independently or with others. The Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement.

            16. EXCULPATION AND INDEMNIFICATION. No Member or Officer shall be liable to the Company or any person or entity bound by this Agreement for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Member or Officer in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Member or Officer by this Agreement, except that a Member or Officer shall be liable for any such loss, damage or claim incurred by reason of such Member's or Officer's willful misconduct. To the full extent permitted by applicable law, a Member or Officer shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Member or Officer by reason of any act or omission performed or omitted by such Member or Officer in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Member or Officer by this Agreement, except that no Member or Officer shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Member or Officer by reason of willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 16 shall be provided out of and to the extent of Company assets only, and the Member shall not have personal liability on account thereof.

            17. ASSIGNMENTS. The Member may at any time assign in whole or in part its limited liability company interest in the Company provided, however, that the Member or one or more of its majority-owned subsidiaries shall at all times own all of the Company's limited liability company interests. The transferee shall be admitted to the Company as a member upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement. If the Member transfers all of its interest in the Company pursuant to this Section 17, such admission shall be deemed effective immediately prior to the transfer, and, immediately following such admission, the transferor Member shall cease to be a member of the Company.

            18. RESIGNATION. The Member may at any time resign from the Company, subject to the admission to the Company of an additional member to take the place of the Member. Such additional member shall only be admitted to the Company (i) upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement and (ii) if its admission would comply with the proviso in Section 19 hereof. Such admission shall be deemed effective simultaneously with the resignation, and, simultaneously with such admission, the resigning Member shall cease to be a member of the Company.

            19. ADMISSION OF ADDITIONAL MEMBERS. One or more additional members of the Company may be admitted to the Company with the written consent of the Member; provided, however, that the Member or one or more of its majority-owned subsidiaries shall at all times own all of the Company's limited liability company interests.

            20. DISSOLUTION.
                    (a) The Company shall dissolve and its affairs shall be wound up upon the first to occur of the following: (i) the written consent of the Member, (ii) at any time there are no members of the Company unless the Company is continued in accordance with the Act, or (iii) the entry of a decree of judicial dissolution under
Section 18-802 of the Act.

                    (b) The bankruptcy (as defined at Sections 18-101 and 18-304 of the Act) of the Member shall not cause the Member to cease to be a member of the Company and upon the occurrence of such an event, the business of the Company shall continue without dissolution.

                    (c) In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.

            21. SEPARABILITY OF PROVISIONS. Each provision of this Agreement shall be considered separable, and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement that are valid, enforceable and legal.

            22. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the Member with respect to the subject matter hereof.

            23. GOVERNING LAW. This Agreement shall be governed by, and construed under, the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by said laws.

            24. AMENDMENTS. This Agreement may not be modified, altered, supplemented or amended except pursuant to a written agreement executed and delivered by the Member.

            25. SOLE BENEFIT OF MEMBER. Except as expressly provided in Section 16, the provisions of this Agreement (including Section 10) are intended solely to benefit the Member and, to the fullest extent permitted by applicable law, shall not be construed as conferring any benefit upon any creditor of the Company (and no such creditor shall be a third-party beneficiary of this Agreement), and the Member shall not have any duty or obligation to any creditor of the Company to make any contributions or payments to the Company.

            26. EXPENSES. The Member shall pay all fees, costs and expenses of the Company.

            IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Agreement as of the date first written above.


                         THE SOUTH FINANCIAL GROUP, INC.


                         By:   /s/ William P. Crawford, Jr.
                             --------------------------------------------
                         Name: William P. Crawford, Jr.
                         Title

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                               TSFG CAPITAL B, LLC

            This Limited Liability Company Agreement (this "Agreement") of TSFG Capital B, LLC, dated and effective as of November 1, 2004, is entered into by The South Financial Group, Inc. as the sole member (the "Member").

            The Member, by execution of this Agreement, hereby forms a limited liability company pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del.C. ss.18-101, et seq.), as amended from time to time (the "Act"), and hereby agrees as follows:

            1. NAME. The name of the limited liability company formed hereby is TSFG Capital B, LLC (the "Company").

            2. CERTIFICATES. William P. Crawford, Jr. is hereby designated an "authorized person" within the meaning of the Act, and has executed, delivered and filed the Certificate of Formation of the Company with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, his powers as an "authorized person" ceased, and the Member thereupon became the designated "authorized person" and shall continue as the designated "authorized person" within the meaning of the Act. The Member is hereby authorized to execute, deliver and file any certificates (and any amendments and/or restatements thereof) (i) permitted or required to be filed in the office of the Secretary of State of the State of Delaware, or (ii) necessary for the Company to qualify to do business in any jurisdiction in which the Company may wish to conduct business.

            3. PURPOSES.

            (a) The Company is formed for the purposes of (i) issuing its common securities to the Member, (ii) issuing an unlimited amount of debt securities,
(iii) investing the proceeds of any issued debt securities in preferred stock or common stock of the Member, (iv) acting as depositor or sponsor of one or more Delaware statutory trusts if determined by the Member, and (v) engaging in only those activities necessary or incidental to the purposes listed in clauses (i),
(ii), (iii) and (iv), as determined by the Member, including, without limitation, entering into, delivering and performing one or more indentures, trust agreements, purchase contracts, unit agreements or other agreements or documents (including any supplements or amendments thereto), delivering closing certificates or any other certificates or documents contemplated by such indentures, agreements or other documents (including any supplements or amendments thereto), and paying any guarantee fees.

            (b) The Member shall fully and unconditionally guarantee all debt securities issued by the Company on a junior subordinated basis, as more fully described in any indenture related to such debt securities.

            (c) The Company's debt securities shall be convertible or exchangeable only into preferred stock, common stock or junior subordinated debt securities of the Member. The Member shall issue such preferred stock, common stock and/or junior subordinated debt securities as and when necessary to effect such a conversion or exchange under any indenture or other arrangement into which the Company may enter.

            (d) The Company shall invest in securities of or loan to the Member or one or more companies controlled by the Member at least 85% of any cash or cash equivalents received by the Company through the offering of its debt securities within six months of receipt of such cash or cash equivalents.

            4. PRINCIPAL BUSINESS OFFICE. The principal business office of the Company shall be located at such location as may hereafter be determined by the Member.

            5. REGISTERED OFFICE. The address of the registered office of the Company in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

            6. REGISTERED AGENT. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware are The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

            7. MEMBERS. The name and the mailing address of the Member are as follows:

            Name                                         Address
            The South Financial Group, Inc.              102 South Main Street
                                                         Greenville, SC 29601

            8. LIMITED LIABILITY. Except as otherwise required by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and the Member shall not be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a member of the Company.

            9. CAPITAL CONTRIBUTIONS. The Member is admitted as a member of the Company upon its execution and delivery of this Agreement. The Member has contributed $10.00, in cash, and no other property, to the Company. In exchange for such capital contribution, the Member is hereby issued 100% of the limited liability company interests in the Company.

            10. ADDITIONAL CONTRIBUTIONS. The Member is not required to make any additional capital contribution to the Company. However, the Member may at any time make additional capital contributions to the Company.

            11. ALLOCATION OF PROFITS AND LOSSES. The Company's profits and losses shall be allocated solely to the Member.

            12. DISTRIBUTIONS. Distributions shall be made to the Member at the times and in the aggregate amounts determined by the Member. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to the Member on account of its interest in the Company if such distribution would violate Section 18-607 or Section 18-804 of the Act or other applicable law.

            13. MANAGEMENT.
                    (a) In accordance with Section 18-402 of the Act, management of the Company shall be vested in the Member. The Member shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise, possessed by members of a limited liability company under the laws of the State of Delaware. Notwithstanding any other provisions of this Agreement, the Member has the authority to bind the Company and is authorized to execute, deliver and perform any document on behalf of the Company without any vote or consent of any other person or entity.

                    (b) Notwithstanding any other provision of this Agreement, the Act or other applicable law, rule or regulation, the Company, and the Member or any Officer on behalf of the Company, is hereby authorized to:

                           (i) prepare, execute and file with the Securities and
                    Exchange Commission one or more registration statements on Form S-3 or such other appropriate form (including any registration statements filed under Rule 462(b) promulgated under the Securities Act of 1933, as amended), including any pre-effective or post-effective amendments thereto (including a preliminary and/or final prospectus, prospectus supplements and exhibits contained therein), relating to the registration and/or issuance of any or all of the Company's debt securities;

                           (ii) prepare, execute and file with the Securities
                    and Exchange Commission one or more registration statements on such appropriate form as such Member or Officer determines, including any pre-effective or post-effective amendments thereto, relating to the registration of any or all of the Company's debt securities under the Securities Exchange Act of 1934, as amended;

                           (iii) prepare, execute and file with any securities
                    exchange or automated quotation system one or more listing applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause any or all of the Company's debt securities to be listed on any such securities exchange or quoted on such automated quotation system;

                           (iv) prepare, execute and file applications,
                    statements, certificates, agreements and other instruments that shall be necessary or desirable to register any or all of the Company's debt securities with the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market;

                           (v) prepare, execute and file on behalf of the
                    Company such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register any or all of the Company's debt securities under the securities or blue sky laws of such jurisdictions as such Member or Officer, on behalf of the Company, may deem necessary or desirable;

                           (vi) prepare, execute and deliver letters or
                    documents to, or instruments for filing with, a depository relating to any or all of the Company's debt securities;

                           (vii) execute, deliver and perform one or more
                    underwriting, placement, agency, contribution or sale and purchase or similar agreements relating to any or all of the Company's debt securities;

                           (viii) execute any certificates representing debt
                    securities issued by the Company; and

                           (ix) execute, deliver and perform other agreements,
                    documents or certificates in furtherance of the purposes of the Company described in Section 3.

            14. OFFICERS. The Member may, from time to time as it deems advisable, select natural persons who are employees or agents of the Member and designate them as officers of the Company (the "Officers") and assign titles (including, without limitation, President, Vice President, Secretary, and Treasurer) to any such person. Unless the Member decides otherwise, if the title is one commonly used for officers of a business corporation formed under the Delaware General Corporation Law, the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. Any delegation pursuant to this Section 14 may be revoked at any time by the Member. An Officer may be removed with or without cause by the Member.

            15. OTHER BUSINESS. The Member may engage in or possess an interest in other business ventures of every kind and description, independently or with others. The Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement.

            16. EXCULPATION AND INDEMNIFICATION. No Member or Officer shall be liable to the Company or any person or entity bound by this Agreement for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Member or Officer in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Member or Officer by this Agreement, except that a Member or Officer shall be liable for any such loss, damage or claim incurred by reason of such Member's or Officer's willful misconduct. To the full extent permitted by applicable law, a Member or Officer shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Member or Officer by reason of any act or omission performed or omitted by such Member or Officer in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Member or Officer by this Agreement, except that no Member or Officer shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Member or Officer by reason of willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 16 shall be provided out of and to the extent of Company assets only, and the Member shall not have personal liability on account thereof.

            17. ASSIGNMENTS. The Member may at any time assign in whole or in part its limited liability company interest in the Company provided, however, that the Member or one or more of its majority-owned subsidiaries shall at all times own all of the Company's limited liability company interests. The transferee shall be admitted to the Company as a member upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement. If the Member transfers all of its interest in the Company pursuant to this Section 17, such admission shall be deemed effective immediately prior to the transfer, and, immediately following such admission, the transferor Member shall cease to be a member of the Company.

            18. RESIGNATION. The Member may at any time resign from the Company, subject to the admission to the Company of an additional member to take the place of the Member. Such additional member shall only be admitted to the Company (i) upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement and (ii) if its admission would comply with the proviso in Section 19 hereof. Such admission shall be deemed effective simultaneously with the resignation, and, simultaneously with such admission, the resigning Member shall cease to be a member of the Company.

            19. ADMISSION OF ADDITIONAL MEMBERS. One or more additional members of the Company may be admitted to the Company with the written consent of the Member; provided, however, that the Member or one or more of its majority-owned subsidiaries shall at all times own all of the Company's limited liability company interests.

            20. DISSOLUTION.
                    (a) The Company shall dissolve and its affairs shall be wound up upon the first to occur of the following: (i) the written consent of the Member, (ii) at any time there are no members of the Company unless the Company is continued in accordance with the Act, or (iii) the entry of a decree of judicial dissolution under
Section 18-802 of the Act.

                    (b) The bankruptcy (as defined at Sections 18-101 and 18-304 of the Act) of the Member shall not cause the Member to cease to be a member of the Company and upon the occurrence of such an event, the business of the Company shall continue without dissolution.

                    (c) In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.

            21. SEPARABILITY OF PROVISIONS. Each provision of this Agreement shall be considered separable, and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement that are valid, enforceable and legal.

            22. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the Member with respect to the subject matter hereof.

            23. GOVERNING LAW. This Agreement shall be governed by, and construed under, the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by said laws.

            24. AMENDMENTS. This Agreement may not be modified, altered, supplemented or amended except pursuant to a written agreement executed and delivered by the Member.

            25. SOLE BENEFIT OF MEMBER. Except as expressly provided in Section 16, the provisions of this Agreement (including Section 10) are intended solely to benefit the Member and, to the fullest extent permitted by applicable law, shall not be construed as conferring any benefit upon any creditor of the Company (and no such creditor shall be a third-party beneficiary of this Agreement), and the Member shall not have any duty or obligation to any creditor of the Company to make any contributions or payments to the Company.

            26. EXPENSES. The Member shall pay all fees, costs and expenses of the Company.

            IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Agreement as of the date first written above.


                         THE SOUTH FINANCIAL GROUP, INC.


                         By: /s/ William P. Crawford, Jr.
                             -------------------------------------
                         Name: William P. Crawford
                         Title

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                               TSFG CAPITAL C, LLC

            This Limited Liability Company Agreement (this "Agreement") of TSFG Capital C, LLC, dated and effective as of November 1, 2004, is entered into by The South Financial Group, Inc. as the sole member (the "Member").

            The Member, by execution of this Agreement, hereby forms a limited liability company pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del.C. ss.18-101, et seq.), as amended from time to time (the "Act"), and hereby agrees as follows:

            1. NAME. The name of the limited liability company formed hereby is TSFG Capital C, LLC (the "Company").

            2. CERTIFICATES. William P. Crawford, Jr. is hereby designated an "authorized person" within the meaning of the Act, and has executed, delivered and filed the Certificate of Formation of the Company with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, his powers as an "authorized person" ceased, and the Member thereupon became the designated "authorized person" and shall continue as the designated "authorized person" within the meaning of the Act. The Member is hereby authorized to execute, deliver and file any certificates (and any amendments and/or restatements thereof) (i) permitted or required to be filed in the office of the Secretary of State of the State of Delaware, or (ii) necessary for the Company to qualify to do business in any jurisdiction in which the Company may wish to conduct business.

            3. PURPOSES.

            (a) The Company is formed for the purposes of (i) issuing its common securities to the Member, (ii) issuing an unlimited amount of debt securities,
(iii) investing the proceeds of any issued debt securities in preferred stock or common stock of the Member, (iv) acting as depositor or sponsor of one or more Delaware statutory trusts if determined by the Member, and (v) engaging in only those activities necessary or incidental to the purposes listed in clauses (i),
(ii), (iii) and (iv), as determined by the Member, including, without limitation, entering into, delivering and performing one or more indentures, trust agreements, purchase contracts, unit agreements or other agreements or documents (including any supplements or amendments thereto), delivering closing certificates or any other certificates or documents contemplated by such indentures, agreements or other documents (including any supplements or amendments thereto), and paying any guarantee fees.

            (b) The Member shall fully and unconditionally guarantee all debt securities issued by the Company on a junior subordinated basis, as more fully described in any indenture related to such debt securities.

            (c) The Company's debt securities shall be convertible or exchangeable only into preferred stock, common stock or junior subordinated debt securities of the Member. The Member shall issue such preferred stock, common stock and/or junior subordinated debt securities as and when necessary to effect such a conversion or exchange under any indenture or other arrangement into which the Company may enter.

            (d) The Company shall invest in securities of or loan to the Member or one or more companies controlled by the Member at least 85% of any cash or cash equivalents received by the Company through the offering of its debt securities within six months of receipt of such cash or cash equivalents.

            4. PRINCIPAL BUSINESS OFFICE. The principal business office of the Company shall be located at such location as may hereafter be determined by the Member.

            5. REGISTERED OFFICE. The address of the registered office of the Company in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

            6. REGISTERED AGENT. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware are The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

            7. MEMBERS. The name and the mailing address of the Member are as follows:

            Name                                         Address
            The South Financial Group, Inc.              102 South Main Street
                                                         Greenville, SC 29601

            8. LIMITED LIABILITY. Except as otherwise required by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and the Member shall not be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a member of the Company.

            9. CAPITAL CONTRIBUTIONS. The Member is admitted as a member of the Company upon its execution and delivery of this Agreement. The Member has contributed $10.00, in cash, and no other property, to the Company. In exchange for such capital contribution, the Member is hereby issued 100% of the limited liability company interests in the Company.

            10. ADDITIONAL CONTRIBUTIONS. The Member is not required to make any additional capital contribution to the Company. However, the Member may at any time make additional capital contributions to the Company.

            11. ALLOCATION OF PROFITS AND LOSSES. The Company's profits and losses shall be allocated solely to the Member.

            12. DISTRIBUTIONS. Distributions shall be made to the Member at the times and in the aggregate amounts determined by the Member. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to the Member on account of its interest in the Company if such distribution would violate Section 18-607 or Section 18-804 of the Act or other applicable law.

            13. MANAGEMENT.
                    (a) In accordance with Section 18-402 of the Act, management of the Company shall be vested in the Member. The Member shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise, possessed by members of a limited liability company under the laws of the State of Delaware. Notwithstanding any other provisions of this Agreement, the Member has the authority to bind the Company and is authorized to execute, deliver and perform any document on behalf of the Company without any vote or consent of any other person or entity.

                    (b) Notwithstanding any other provision of this Agreement, the Act or other applicable law, rule or regulation, the Company, and the Member or any Officer on behalf of the Company, is hereby authorized to:

                           (i) prepare, execute and file with the Securities and
                    Exchange Commission one or more registration statements on Form S-3 or such other appropriate form (including any registration statements filed under Rule 462(b) promulgated under the Securities Act of 1933, as amended), including any pre-effective or post-effective amendments thereto (including a preliminary and/or final prospectus, prospectus supplements and exhibits contained therein), relating to the registration and/or issuance of any or all of the Company's debt securities;

                           (ii) prepare, execute and file with the Securities
                    and Exchange Commission one or more registration statements on such appropriate form as such Member or Officer determines, including any pre-effective or post-effective amendments thereto, relating to the registration of any or all of the Company's debt securities under the Securities Exchange Act of 1934, as amended;

                           (iii) prepare, execute and file with any securities
                    exchange or automated quotation system one or more listing applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause any or all of the Company's debt securities to be listed on any such securities exchange or quoted on such automated quotation system;

                           (iv) prepare, execute and file applications,
                    statements, certificates, agreements and other instruments that shall be necessary or desirable to register any or all of the Company's debt securities with the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market;

                           (v) prepare, execute and file on behalf of the
                    Company such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register any or all of the Company's debt securities under the securities or blue sky laws of such jurisdictions as such Member or Officer, on behalf of the Company, may deem necessary or desirable;

                           (vi) prepare, execute and deliver letters or
                    documents to, or instruments for filing with, a depository relating to any or all of the Company's debt securities;

                           (vii) execute, deliver and perform one or more
                    underwriting, placement, agency, contribution or sale and purchase or similar agreements relating to any or all of the Company's debt securities;

                           (viii) execute any certificates representing debt
                    securities issued by the Company; and

                           (ix) execute, deliver and perform other agreements,
                    documents or certificates in furtherance of the purposes of the Company described in Section 3.

            14. OFFICERS. The Member may, from time to time as it deems advisable, select natural persons who are employees or agents of the Member and designate them as officers of the Company (the "Officers") and assign titles (including, without limitation, President, Vice President, Secretary, and Treasurer) to any such person. Unless the Member decides otherwise, if the title is one commonly used for officers of a business corporation formed under the Delaware General Corporation Law, the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. Any delegation pursuant to this Section 14 may be revoked at any time by the Member. An Officer may be removed with or without cause by the Member.

            15. OTHER BUSINESS. The Member may engage in or possess an interest in other business ventures of every kind and description, independently or with others. The Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement.

            16. EXCULPATION AND INDEMNIFICATION. No Member or Officer shall be liable to the Company or any person or entity bound by this Agreement for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Member or Officer in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Member or Officer by this Agreement, except that a Member or Officer shall be liable for any such loss, damage or claim incurred by reason of such Member's or Officer's willful misconduct. To the full extent permitted by applicable law, a Member or Officer shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Member or Officer by reason of any act or omission performed or omitted by such Member or Officer in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Member or Officer by this Agreement, except that no Member or Officer shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Member or Officer by reason of willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 16 shall be provided out of and to the extent of Company assets only, and the Member shall not have personal liability on account thereof.

            17. ASSIGNMENTS. The Member may at any time assign in whole or in part its limited liability company interest in the Company provided, however, that the Member or one or more of its majority-owned subsidiaries shall at all times own all of the Company's limited liability company interests. The transferee shall be admitted to the Company as a member upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement. If the Member transfers all of its interest in the Company pursuant to this Section 17, such admission shall be deemed effective immediately prior to the transfer, and, immediately following such admission, the transferor Member shall cease to be a member of the Company.

            18. RESIGNATION. The Member may at any time resign from the Company, subject to the admission to the Company of an additional member to take the place of the Member. Such additional member shall only be admitted to the Company (i) upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement and (ii) if its admission would comply with the proviso in Section 19 hereof. Such admission shall be deemed effective simultaneously with the resignation, and, simultaneously with such admission, the resigning Member shall cease to be a member of the Company.

            19. ADMISSION OF ADDITIONAL MEMBERS. One or more additional members of the Company may be admitted to the Company with the written consent of the Member; provided, however, that the Member or one or more of its majority-owned subsidiaries shall at all times own all of the Company's limited liability company interests.

            20. DISSOLUTION.
                    (a) The Company shall dissolve and its affairs shall be wound up upon the first to occur of the following: (i) the written consent of the Member, (ii) at any time there are no members of the Company unless the Company is continued in accordance with the Act, or (iii) the entry of a decree of judicial dissolution under
Section 18-802 of the Act.

                    (b) The bankruptcy (as defined at Sections 18-101 and 18-304 of the Act) of the Member shall not cause the Member to cease to be a member of the Company and upon the occurrence of such an event, the business of the Company shall continue without dissolution.

                    (c) In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.

            21. SEPARABILITY OF PROVISIONS. Each provision of this Agreement shall be considered separable, and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement that are valid, enforceable and legal.

            22. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the Member with respect to the subject matter hereof.

            23. GOVERNING LAW. This Agreement shall be governed by, and construed under, the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by said laws.

            24. AMENDMENTS. This Agreement may not be modified, altered, supplemented or amended except pursuant to a written agreement executed and delivered by the Member.

            25. SOLE BENEFIT OF MEMBER. Except as expressly provided in Section 16, the provisions of this Agreement (including Section 10) are intended solely to benefit the Member and, to the fullest extent permitted by applicable law, shall not be construed as conferring any benefit upon any creditor of the Company (and no such creditor shall be a third-party beneficiary of this Agreement), and the Member shall not have any duty or obligation to any creditor of the Company to make any contributions or payments to the Company.

            26. EXPENSES. The Member shall pay all fees, costs and expenses of the Company.

            IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Agreement as of the date first written above.


                         THE SOUTH FINANCIAL GROUP, INC.


                         By: /s/ William P. Crawford, Jr.
                            --------------------------------------------
                         Name:  William P. Crawford, Jr.
                         Title

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                               TSFG CAPITAL D, LLC

            This Limited Liability Company Agreement (this "Agreement") of TSFG Capital D, LLC, dated and effective as of November 1, 2004, is entered into by The South Financial Group, Inc. as the sole member (the "Member").

            The Member, by execution of this Agreement, hereby forms a limited liability company pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del.C. ss.18-101, et seq.), as amended from time to time (the "Act"), and hereby agrees as follows:

            1. NAME. The name of the limited liability company formed hereby is TSFG Capital D, LLC (the "Company").

            2. CERTIFICATES. William P. Crawford, Jr. is hereby designated an "authorized person" within the meaning of the Act, and has executed, delivered and filed the Certificate of Formation of the Company with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, his powers as an "authorized person" ceased, and the Member thereupon became the designated "authorized person" and shall continue as the designated "authorized person" within the meaning of the Act. The Member is hereby authorized to execute, deliver and file any certificates (and any amendments and/or restatements thereof) (i) permitted or required to be filed in the office of the Secretary of State of the State of Delaware, or (ii) necessary for the Company to qualify to do business in any jurisdiction in which the Company may wish to conduct business.

            3. PURPOSES.

            (a) The Company is formed for the purposes of (i) issuing its common securities to the Member, (ii) issuing an unlimited amount of debt securities,
(iii) investing the proceeds of any issued debt securities in preferred stock or common stock of the Member, (iv) acting as depositor or sponsor of one or more Delaware statutory trusts if determined by the Member, and (v) engaging in only those activities necessary or incidental to the purposes listed in clauses (i),
(ii), (iii) and (iv), as determined by the Member, including, without limitation, entering into, delivering and performing one or more indentures, trust agreements, purchase contracts, unit agreements or other agreements or documents (including any supplements or amendments thereto), delivering closing certificates or any other certificates or documents contemplated by such indentures, agreements or other documents (including any supplements or amendments thereto), and paying any guarantee fees.

            (b) The Member shall fully and unconditionally guarantee all debt securities issued by the Company on a junior subordinated basis, as more fully described in any indenture related to such debt securities.

            (c) The Company's debt securities shall be convertible or exchangeable only into preferred stock, common stock or junior subordinated debt securities of the Member. The Member shall issue such preferred stock, common stock and/or junior subordinated debt securities as and when necessary to effect such a conversion or exchange under any indenture or other arrangement into which the Company may enter.

            (d) The Company shall invest in securities of or loan to the Member or one or more companies controlled by the Member at least 85% of any cash or cash equivalents received by the Company through the offering of its debt securities within six months of receipt of such cash or cash equivalents.

            4. PRINCIPAL BUSINESS OFFICE. The principal business office of the Company shall be located at such location as may hereafter be determined by the Member.

            5. REGISTERED OFFICE. The address of the registered office of the Company in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

            6. REGISTERED AGENT. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware are The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

            7. MEMBERS. The name and the mailing address of the Member are as follows:

            Name                                         Address
            The South Financial Group, Inc.              102 South Main Street
                                                         Greenville, SC 29601

            8. LIMITED LIABILITY. Except as otherwise required by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and the Member shall not be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a member of the Company.

            9. CAPITAL CONTRIBUTIONS. The Member is admitted as a member of the Company upon its execution and delivery of this Agreement. The Member has contributed $10.00, in cash, and no other property, to the Company. In exchange for such capital contribution, the Member is hereby issued 100% of the limited liability company interests in the Company.

            10. ADDITIONAL CONTRIBUTIONS. The Member is not required to make any additional capital contribution to the Company. However, the Member may at any time make additional capital contributions to the Company.

            11. ALLOCATION OF PROFITS AND LOSSES. The Company's profits and losses shall be allocated solely to the Member.

            12. DISTRIBUTIONS. Distributions shall be made to the Member at the times and in the aggregate amounts determined by the Member. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to the Member on account of its interest in the Company if such distribution would violate Section 18-607 or Section 18-804 of the Act or other applicable law.

            13. MANAGEMENT.
                    (a) In accordance with Section 18-402 of the Act, management of the Company shall be vested in the Member. The Member shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise, possessed by members of a limited liability company under the laws of the State of Delaware. Notwithstanding any other provisions of this Agreement, the Member has the authority to bind the Company and is authorized to execute, deliver and perform any document on behalf of the Company without any vote or consent of any other person or entity.

                    (b) Notwithstanding any other provision of this Agreement, the Act or other applicable law, rule or regulation, the Company, and the Member or any Officer on behalf of the Company, is hereby authorized to:

                           (i) prepare, execute and file with the Securities and
                    Exchange Commission one or more registration statements on Form S-3 or such other appropriate form (including any registration statements filed under Rule 462(b) promulgated under the Securities Act of 1933, as amended), including any pre-effective or post-effective amendments thereto (including a preliminary and/or final prospectus, prospectus supplements and exhibits contained therein), relating to the registration and/or issuance of any or all of the Company's debt securities;

                           (ii) prepare, execute and file with the Securities
                    and Exchange Commission one or more registration statements on such appropriate form as such Member or Officer determines, including any pre-effective or post-effective amendments thereto, relating to the registration of any or all of the Company's debt securities under the Securities Exchange Act of 1934, as amended;

                           (iii) prepare, execute and file with any securities
                    exchange or automated quotation system one or more listing applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause any or all of the Company's debt securities to be listed on any such securities exchange or quoted on such automated quotation system;

                           (iv) prepare, execute and file applications,
                    statements, certificates, agreements and other instruments that shall be necessary or desirable to register any or all of the Company's debt securities with the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market;

                           (v) prepare, execute and file on behalf of the
                    Company such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register any or all of the Company's debt securities under the securities or blue sky laws of such jurisdictions as such Member or Officer, on behalf of the Company, may deem necessary or desirable;

                           (vi) prepare, execute and deliver letters or
                    documents to, or instruments for filing with, a depository relating to any or all of the Company's debt securities;

                           (vii) execute, deliver and perform one or more
                    underwriting, placement, agency, contribution or sale and purchase or similar agreements relating to any or all of the Company's debt securities;

                           (viii) execute any certificates representing debt
                    securities issued by the Company; and

                           (ix) execute, deliver and perform other agreements,
                    documents or certificates in furtherance of the purposes of the Company described in Section 3.

            14. OFFICERS. The Member may, from time to time as it deems advisable, select natural persons who are employees or agents of the Member and designate them as officers of the Company (the "Officers") and assign titles (including, without limitation, President, Vice President, Secretary, and Treasurer) to any such person. Unless the Member decides otherwise, if the title is one commonly used for officers of a business corporation formed under the Delaware General Corporation Law, the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. Any delegation pursuant to this Section 14 may be revoked at any time by the Member. An Officer may be removed with or without cause by the Member.

            15. OTHER BUSINESS. The Member may engage in or possess an interest in other business ventures of every kind and description, independently or with others. The Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement.

            16. EXCULPATION AND INDEMNIFICATION. No Member or Officer shall be liable to the Company or any person or entity bound by this Agreement for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Member or Officer in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Member or Officer by this Agreement, except that a Member or Officer shall be liable for any such loss, damage or claim incurred by reason of such Member's or Officer's willful misconduct. To the full extent permitted by applicable law, a Member or Officer shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Member or Officer by reason of any act or omission performed or omitted by such Member or Officer in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Member or Officer by this Agreement, except that no Member or Officer shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Member or Officer by reason of willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 16 shall be provided out of and to the extent of Company assets only, and the Member shall not have personal liability on account thereof.

            17. ASSIGNMENTS. The Member may at any time assign in whole or in part its limited liability company interest in the Company provided, however, that the Member or one or more of its majority-owned subsidiaries shall at all times own all of the Company's limited liability company interests. The transferee shall be admitted to the Company as a member upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement. If the Member transfers all of its interest in the Company pursuant to this Section 17, such admission shall be deemed effective immediately prior to the transfer, and, immediately following such admission, the transferor Member shall cease to be a member of the Company.

            18. RESIGNATION. The Member may at any time resign from the Company, subject to the admission to the Company of an additional member to take the place of the Member. Such additional member shall only be admitted to the Company (i) upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement and (ii) if its admission would comply with the proviso in Section 19 hereof. Such admission shall be deemed effective simultaneously with the resignation, and, simultaneously with such admission, the resigning Member shall cease to be a member of the Company.

            19. ADMISSION OF ADDITIONAL MEMBERS. One or more additional members of the Company may be admitted to the Company with the written consent of the Member; provided, however, that the Member or one or more of its majority-owned subsidiaries shall at all times own all of the Company's limited liability company interests.

            20. DISSOLUTION.
                    (a) The Company shall dissolve and its affairs shall be wound up upon the first to occur of the following: (i) the written consent of the Member, (ii) at any time there are no members of the Company unless the Company is continued in accordance with the Act, or (iii) the entry of a decree of judicial dissolution under
Section 18-802 of the Act.

                    (b) The bankruptcy (as defined at Sections 18-101 and 18-304 of the Act) of the Member shall not cause the Member to cease to be a member of the Company and upon the occurrence of such an event, the business of the Company shall continue without dissolution.

                    (c) In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.

            21. SEPARABILITY OF PROVISIONS. Each provision of this Agreement shall be considered separable, and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement that are valid, enforceable and legal.

            22. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the Member with respect to the subject matter hereof.

            23. GOVERNING LAW. This Agreement shall be governed by, and construed under, the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by said laws.

            24. AMENDMENTS. This Agreement may not be modified, altered, supplemented or amended except pursuant to a written agreement executed and delivered by the Member.

            25. SOLE BENEFIT OF MEMBER. Except as expressly provided in Section 16, the provisions of this Agreement (including Section 10) are intended solely to benefit the Member and, to the fullest extent permitted by applicable law, shall not be construed as conferring any benefit upon any creditor of the Company (and no such creditor shall be a third-party beneficiary of this Agreement), and the Member shall not have any duty or obligation to any creditor of the Company to make any contributions or payments to the Company.

            26. EXPENSES. The Member shall pay all fees, costs and expenses of the Company.

            IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Agreement as of the date first written above.


                         THE SOUTH FINANCIAL GROUP, INC.


                         By:  /s/ William P. Crawford, Jr.
                            --------------------------------------------
                         Name:  William P. Crawford, Jr.
                         Title